FIRST AMERICAN INVESTMENT FUNDS, INC.

                             MINNESOTA TAX FREE FUND
                                  TAX FREE FUND

                                 RETAIL CLASSES

                          Supplement Dated June 1, 1999
                      To Prospectus Dated February 1, 1999


Under the heading "Main Investment Strategies" on page 10 of the prospectus, the fifth paragraph has been deleted and replaced in its entirety to read as follows:

        The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Under the heading "Main Investment Strategies" on page 14 of the prospectus, the fifth paragraph has been deleted and replaced in its entirety to read as follows:

        The fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.